UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2011

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

Equity Residential (the “Company”) is re-issuing in an updated format its historical financial statements to satisfy SEC requirements as they relate to discontinued operations.

The results of operations of the Company’s consolidated properties that were sold during the first nine months of 2011 were reported as a component of discontinued operations for each period presented (including the comparable period of the prior year) in the Company’s third quarter 2011 quarterly report on Form 10-Q filed with the SEC on November 4, 2011. Under SEC requirements, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three years shown in the Company’s most recent annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale date.

The aforementioned reclassification has no effect on the Company’s previously reported net income, net income available to Common Shares, funds from operations (“FFO”), FFO available to Common Shares and Units, normalized funds from operations (“Normalized FFO”) or Normalized FFO available to Common Shares and Units.

This report on Form 8-K updates Items 6, 7, 8 and 15 (Exhibit 12 only) of the Company’s annual report on Form 10-K for the year ended December 31, 2010 for each period presented in the annual report to (1) reclassify those properties sold during the first nine months of 2011 as a component of discontinued operations, (2) reclassify certain items on the statements of operations and the statements of cash flows to conform with the presentation in the Form 10-Q filed with the SEC on November 4, 2011 and (3) provide certain footnote disclosures in a tabular format consistent with the presentation in the Form 10-Q filed with the SEC on November 4, 2011. Exhibit 12 also reflects certain interim information for the nine months ended September 30, 2011 and 2010, respectively. All other items of the Company’s Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

ITEM 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit

12	Computation of Ratio of Earnings to Combined Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Form 10-K, Item 6. Selected Financial Data

Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Form 10-K, Item 8. Financial Statements and Supplementary Data

101	XBRL (Extensible Business Reporting Language). The following materials from Equity Residential's Form 8-K updating its Annual Report on Form 10-K for the year ended December 31, 2010, formatted in XBRL: (i) consolidated balance sheets, (ii) consolidated statements of operations, (iii) consolidated statements of cash flows, (iv) consolidated statements of changes in equity and (v) notes to consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: November 10, 2011	By:	/s/ Mark J. Parrell
	Name:	Mark J. Parrell
	Its:	Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

Date: November 10, 2011	By:	/s/ Ian S. Kaufman
	Name:	Ian S. Kaufman
	Its:	Senior Vice President and
Chief Accounting Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit

12	Computation of Ratio of Earnings to Combined Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Form 10-K, Item 6. Selected Financial Data

Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Form 10-K, Item 8. Financial Statements and Supplementary Data

101	XBRL (Extensible Business Reporting Language). The following materials from Equity Residential's Form 8-K updating its Annual Report on Form 10-K for the year ended December 31, 2010, formatted in XBRL: (i) consolidated balance sheets, (ii) consolidated statements of operations, (iii) consolidated statements of cash flows, (iv) consolidated statements of changes in equity and (v) notes to consolidated financial statements.

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